SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure and Significant Accounting Policies [Text Block]

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation:

The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany balances and transactions have been eliminated. The consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). In the opinion of management, these financial statements include all adjustments, consisting of normal recurring adjustments, necessary for a fair statement of the results for the periods presented.

Use of estimates:

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are used for, but not limited to, collectability of accounts receivable, stock-based compensation, income tax accruals and the value of deferred tax assets. Estimates are also used to determine the remaining economic lives and carrying value of fixed assets and goodwill. Actual results could differ from those estimates.

Functional currency:

Substantially all of the revenues of the Company and ViryaNet U.S. are generated in U.S. dollars (“dollar” or “dollars”). In addition, a substantial portion of the costs of the Company and certain costs of its subsidiaries are incurred in dollars. Financing and investment activities are effected in dollars. Management believes that the dollar is the primary currency in the economic environment in which the Company and certain of its subsidiaries operate; therefore, the dollar is the functional and reporting currency. Transactions and balances originally denominated in dollars are presented at their original amounts. Balances in non-dollar currencies are translated into dollars using historical and current exchange rates for non-monetary and monetary balances, respectively. For non-dollar transactions and other items (stated below) reflected in the statements of income (loss), the following exchange rates are used: (i) for transactions – exchange rates at transaction dates or average rates; and (ii) for other items (derived from non-monetary balance sheet items such as depreciation and amortization, etc.) – historical exchange rates. Currency transaction gains or losses are recorded in financial income or expenses, as appropriate.

For those subsidiaries whose functional currency has been determined to be their local currency, assets and liabilities are translated at year-end exchange rates and statement of operations items are translated at average exchange rates prevailing during the year. Such translation adjustments are recorded as a separate component of accumulated other comprehensive income (loss) in shareholders’ equity.

Cash equivalents:

Cash equivalents are short-term, highly liquid investments that are readily convertible to cash, with original maturities of three months or less.

Restricted cash:

Restricted cash is a cash deposit the availability of which is contingent upon the Company’s securing an equity investment (see Note 9).

Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets at the following annual rates:

%
Computers, peripheral equipment and software	33
Office furniture and equipment	6 - 25
Leasehold improvements	Depreciated evenly over the shorter of the term of the lease or the life of the asset

Goodwill and acquisition-related intangible assets:

Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired in each business combination.

Acquisition-related intangible assets result from the Company’s acquisitions of businesses. Intangible assets subject to amortization are initially recognized based on fair value allocated to them, and subsequently stated at amortized cost. Identifiable intangible assets other than goodwill were amortized using a method of amortization that reflected the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up. All finite-lived intangible assets were fully amortized as of December 31, 2010.

The amortization periods for the Company’s finite-lived intangible assets were as follows:

Amortization period in years
Technology	3-5
Customer relationship	5-6

The Company tests its goodwill for impairment annually on the last day of its fourth fiscal quarter, or more frequently if certain events or certain changes in circumstances indicate that it may be impaired. In assessing the recoverability of goodwill, the Company must make a series of assumptions about the estimated future cash flows and other factors to determine the fair value of the related intangible assets. There are inherent uncertainties related to these factors and to management’s exercise of judgment in applying these factors.

In September 2011, the Financial Accounting Standards Board (“FASB”) issued guidance on testing goodwill for impairment. The new guidance provides an entity the option to first perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The Company did not elect to adopt early this accounting guidance for its goodwill impairment test for fiscal 2011.

Under the existing standard (prior to the new guidance), goodwill impairment testing is a two-step process. The first step is a comparison of the fair values of the Company’s reporting units to their respective carrying amounts. A reporting unit is an operating segment, or a business unit one level below that operating segment, for which discrete financial information is prepared and regularly reviewed by segment management. The Company has determined that the consolidated Company represents a single reporting unit. The Company’s management believes that a step-one test performed on an enterprise value basis (equity value plus debt, less cash and cash equivalents) provides a better indication as to whether a potential impairment of goodwill exists and whether a step-two test should be performed, than a step-one test performed on the Company’s equity carrying value basis.

Because the consolidated Company (including its subsidiaries) represents a single reporting unit, in performing step one of the impairment test, the consolidated Company’s estimated fair value is compared to the consolidated Company’s enterprise book value as a whole. If the reporting unit’s (i.e., the consolidated Company) estimated fair value is equal to or greater than its enterprise book value, no impairment of goodwill exists and the test is complete at the first step. However, if the consolidated Company’s enterprise book value is greater than its estimated fair value, the second step must be completed to measure the amount of impairment of goodwill, if any. The second step of the goodwill impairment test compares the implied fair value of a reporting unit’s goodwill with its carrying amount to measure the amount of impairment loss, if any. If the implied fair value of goodwill is less than the carrying value of goodwill, then impairment exists and an impairment loss is recorded for the amount of the difference.

The estimated fair value of goodwill is determined by using an income approach. The income approach estimates fair value based on the reporting unit’s (i.e., the consolidated Company’s) estimated future cash flows, discounted by an estimated weighted-average cost of capital that reflects current market conditions, which reflect the overall level of inherent risk of that reporting unit. The income approach also requires the Company to make a series of assumptions concerning matters such as discount rates, revenue projections, profit margin projections and terminal value multiples.

The Company estimated its discount rates based on a blended rate of return, considering both debt and equity for comparable publicly-traded companies engaged in internet software services or application software. These comparable publicly traded companies are operating in the same or similar industry as the Company and have similar operating characteristics to the Company. The Company estimated its revenue projections and profit margin projections based on internal forecasts about future performance.

The estimated fair value obtained by using the income approach is compared to fair value obtained under a market approach for reasonableness. The market approach estimates fair value by applying sales, earnings and cash flow multiples to a reporting unit’s operating performance. The multiples are derived from comparable publicly-traded companies with similar operating and investment characteristics as the relevant reporting unit (in this case, the consolidated Company). The market approach requires the Company to make a series of assumptions relating to, among other things, the selection of comparable companies, comparable transactions and transaction premiums.

The estimated fair value of the consolidated Company as a reporting unit as of December 31, 2011 was substantially in excess of its enterprise book value. Therefore, no impairment of goodwill was recorded.

Long-Lived Assets:

The Company reviews long-lived assets, such as property and equipment, and intangible assets, for impairment whenever events indicate that the carrying amounts might not be recoverable. Recoverability of property and equipment and other intangible assets is measured by comparing the projected undiscounted net cash flows associated with those assets to the assets’ carrying values. If an asset is considered impaired, it is written down to fair value, which is determined based on the asset’s projected discounted cash flows or appraised value, depending on the nature of the asset. During 2009, 2010 and 2011, no impairment losses were recorded. All other intangible assets (excluding goodwill) were fully amortized as of December 31, 2010.

Income taxes:

The Company accounts for income taxes in accordance with the provisions of Accounting Standards Codification (“ASC”) 740 (“Income Taxes”) using the liability method of accounting, whereby deferred tax assets and liability account balances are determined based on the differences between financial reporting and the tax basis for assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company and its subsidiaries provide a valuation allowance, if necessary, to reduce deferred tax assets to the amounts that are more-likely-than-not to be realized.

The Company accounts for uncertain tax positions in accordance with the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of ASC 740, using a two-step approach. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, which may require periodic adjustments and which may not accurately forecast actual outcomes.

As of December 31, 2010 and December 31, 2011, the Company recognized approximately $59 and $40, respectively, for unrecognized tax benefits, interest and penalties, which are included in other accounts payable and accrued expenses in the accompanying balance sheets.

The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense.

Revenue recognition:

The Company generates revenues from licensing the rights to use its software products directly to end-users. The Company also enters into license arrangements with indirect channels such as resellers and systems integrators whereby revenues are recognized upon sale to the end user by the reseller or the system integrator.

The Company also generates revenues from rendering professional services, including consulting, customization, implementation, training and post-contract maintenance and support.

Revenues from software license agreements are recognized in accordance with ASC 985-605-15 (“Software Revenue Recognition”).

ASC 985-605-15 generally requires revenue earned on software arrangements involving multiple elements to be allocated to each element based on the relative fair value of the respective elements. ASC 985-605-15 requires that revenue be recognized under the “residual method” when vendor specific objective evidence (“VSOE”) of fair value exists for all undelivered elements and VSOE does not exist for all of the delivered elements. Under the residual method, any discount in the arrangement is allocated to the delivered elements. The VSOE of fair value of an undelivered element is determined based on the price charged for the undelivered element when sold separately. For post-contract customer support, the Company determines the VSOE based on the renewal price charged. For other services, such as consulting and training, the Company determines the VSOE based on the fixed daily rate charged in stand-alone service transactions. If VSOE of fair value does not exist for all elements to support the allocation of the total fee among all delivered and undelivered elements of the arrangement, revenue is deferred until such evidence exists for the undelivered elements, or until all elements are delivered, whichever is earlier.

Revenue from license fees is recognized when persuasive evidence of an agreement exists, delivery of the product has occurred, the license fee is fixed or determinable, collectability is probable and VSOE of the fair value of undelivered elements exists.

Post-contract maintenance and support arrangements provide technical support and the right to unspecified updates on an if-and-when available basis. Maintenance and support revenue is deferred and recognized on a straight-line basis over the term of the agreement, which is, in most cases, one year. Revenue from rendering services such as consulting, implementation and training are recognized as work is performed.

Multiple element arrangements that include services are evaluated to determine whether those services are essential to the functionality of other elements of the arrangement. Services that are considered essential consist primarily of significant production, customization or modification. When such services are provided, revenues under the arrangement are recognized using contract accounting based on a percentage of completion method, by comparing actual labor days incurred to total labor days estimated to be incurred over the duration of the contract, in accordance with ASC 605-35-05 (“Construction-Type and Production-Type Contracts”). Amounts of revenue recognized in advance of contractual billing are recorded as an unbilled receivable.

The Company classifies revenue as either software license revenue or services revenue. The Company allocates revenue based on the VSOE established for elements in each revenue arrangement and applies the residual method in arrangements in which VSOE was established for all undelivered elements. If the Company is unable to establish the VSOE for all undelivered elements, the Company first allocates revenue to any undelivered elements for which the VSOE has been established and then allocates revenue to the undelivered element for which the VSOE has not been established based on the residual method.

Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are first determined, in the amount of the estimated loss on the entire contract. As of December 31, 2009, 2010 and 2011, no such losses were identified.

Deferred revenues include unearned fees received under maintenance and support contracts, and other amounts received from customers but not recognized as revenues in the current period.

The Company does not grant a right-of-return to its customers. The Company generally provides a warranty period of three months. As of December 31, 2011 and 2010, the Company’s provision for warranty cost was immaterial.

Advertising Costs:

The Company records advertising expenses as incurred, which amounted to approximately $74, $33, and $14 in the years ended December 31, 2011, 2010, and 2009, respectively, and which have been included as part of selling and marketing expenses.

Research and development costs:

Research and development expenses include salaries, employee benefits and other costs associated with product development, and are charged to income as incurred. Participations and grants in respect of research and development expenses are recognized as a reduction of research and development expenses as the related costs are incurred, or as the related milestone is met. Upfront fees received in connection with cooperation agreements are deferred and recognized over the period of the applicable agreements as a reduction of research and development expenses.

Capitalization of internally developed computer software costs begins upon the establishment of technological feasibility based on a working model. Due to the relatively short time period between the date on which the products achieve technological feasibility and the date on which they generally become available to customers, costs subject to capitalization have been immaterial and have been expensed as incurred.

Concentrations of credit risk:

Financial instruments that potentially subject the Company and its subsidiaries to concentrations of credit risk consist principally of cash and cash equivalents, trade receivables and long-term receivable.

The majority of the Company’s cash and cash equivalents are invested in dollar instruments with major banks in the United States and Israel. Such cash and cash equivalents may be in excess of insured limits or may not be insured at all in some jurisdictions. Management believes that the financial institutions that hold the Company’s and its subsidiaries’ cash and cash equivalents are financially sound, and, accordingly, minimal credit risk exists with respect to these assets.

The Company’s and its subsidiaries’ trade receivables are derived from sales to customers located primarily in North America, Europe, Australia and the Far East. The Company and its subsidiaries perform ongoing credit evaluations of their customers and insure certain trade receivables under foreign trade risks insurance.

The Company and its subsidiaries had no off-balance-sheet concentration of credit risk, such as foreign exchange contracts, option contracts or other foreign hedging arrangements, as of December 31, 2011.

Allowance for doubtful accounts:

The allowance for doubtful accounts is determined on the basis of analysis of specific debts which are doubtful of collection. In determining the allowance for doubtful accounts, the Company considers, among other things, its past experience with such customers, the economic environment, the industry in which such customers operate and financial information available on such customers. In management’s opinion, the allowance for doubtful accounts adequately covers anticipated losses with respect to the Company’s accounts receivable. No allowance for doubtful accounts was required for the years ended December 31, 2010 and 2011.

Long term convertible debt:

The Company presents the outstanding principal amount of its long term convertible debt as a long-term liability, in accordance with ASC Topic 470-20 (“Debt with Conversion and Other Options”). The debt is classified as a long-term liability until the date of conversion, on which it would be reclassified to equity, or at the first contractual redemption date, on which it would be reclassified as a short-term liability (see also Note 10). Accrued interest on the convertible debt is included in other accounts payable and accrued expenses. Since the first contractual redemption date was July 15, 2011, which is less than twelve months from the prior balance sheet date, the convertible debt was reclassified as a short-term liability as of

December 31, 2010. The long-term convertible debt which is due on August 3, 2013, more than twelve months from the balance sheet date of December 31, 2011, was classified as a long-term liability as of December 31, 2011.

Convertible note:

The Company presents the outstanding principal amount of a convertible note that it issued (see Note 12b) as a separate component in shareholders’ equity in accordance with ASC Topic 815 (“Derivatives and Hedging”) and ASC Topic 480 (“Distinguishing Liabilities from Equity”). The convertible note is classified as an equity component since it has no repayment date, does not bear any interest, and may only be converted into the Company’s ordinary shares, par value NIS 5.0 per share (“Ordinary Shares”). The convertible note is classified as paid-in capital in shareholders’ equity until the date of actual conversion.

Earnings (loss) per share:

Basic net earnings or loss per share is computed by dividing income or loss from continuing operations and from discontinued operations by the weighted average number of Ordinary Shares outstanding during the applicable period. Diluted net earnings or loss per share is computed by dividing net income or loss by the weighted average number of Ordinary Shares and potentially dilutive securities, as calculated using the treasury stock method, outstanding during the period. Potentially dilutive securities include shares issuable upon conversion of the convertible debt represented by the convertible note.

Outstanding stock options and unvested restricted shares, warrants and shares issuable upon conversion of the long-term convertible debt have been excluded from the calculation of basic and diluted net earnings or loss per share to the extent that such securities are anti-dilutive. The total weighted-average number of shares excluded from the calculation of diluted net earnings or loss per share was 828,030 ,719,666 and 464,256 for the years ended December 31, 2009, 2010 and 2011, respectively.

The following table summarizes information related to the computation of basic and diluted net earnings (loss) per share for the years indicated (U.S. dollars in thousands, except share and per share data).

	Year ended December 31
	2009	2010	2011
Income (loss) from continuing operations attributable to ordinary shares	673	719	(205)
Loss from discontinued operations attributable to ordinary shares	(177)	(50)	(14)

Net income (loss) attributable to ordinary shares	496	669	(219)

Weighted average number of shares outstanding used in basic earnings (loss) per share calculation	3,176,831	3,467,302	3,671,547
Potential shares issuable upon conversion of convertible note	363,636	363,636	—
Additional shares underlying unvested stock	—	53,263	—

Weighted average number of ordinary shares outstanding used in diluted earnings (loss) per share calculation	3,540,467	3,884,201	3,671,547

BASIC NET EARNINGS (LOSS) PER SHARE (US$)
Continuing operations	0.21	0.20	(0.06)
Discontinued operations	(0.05)	(0.01)	0.00
Net income (loss)	0.16	0. 19	(0.06)
DILUTED NET EARNINGS (LOSS) PER SHARE (US$)
Continuing operations	0.19	0.18	(0.06)
Discontinued operations	(0.05)	(0.01)	0.00
Net income (loss)	0.14	0.17	(0.06)

Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC Topic 718 (“Compensation – Stock Compensation”) (“ASC 718”), which establishes accounting for stock-based awards exchanged for employee services. ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company’s consolidated statements of operations.

The Company recognizes compensation expense for the value of its awards granted based on the straight line method over the requisite service period of each of the awards, net of estimated forfeitures. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Estimated forfeitures are based on actual historical pre-vesting forfeitures.

The Company accounts for equity instruments issued to third party service providers (non-employees) in accordance with fair value based on an option-pricing model, pursuant to the guidance in ASC Topic 505-50 (“Equity-Based Payments to Non-Employees”).

The following table summarizes the various categories of expense recognized for share-based compensation as a result of the application of ASC 718:

	2009	2010	2011
Cost of revenues	$14	$4	$—
Research and development cost	5	2	—
Selling and marketing expenses	5	39	5
General and administrative expenses	132	50	97

Total stock-based compensation expense	$156	$95	$102

The Company selected the Black-Scholes option pricing model as the most appropriate fair value method for its stock options awards and values restricted stock based on the market value of the underlying shares at the date of grant. No stock options were granted in 2009, 2010 or 2011.

All restricted shares granted to employees in 2009, 2010 and 2011 were granted for no consideration; therefore their fair value was equal to the share price at the date of grant. The weighted average grant date fair value of shares granted during the years 2009, 2010 and 2011 was $0.40, $0.72 and $1.10, respectively.

Severance pay:

The Company’s liability for severance pay to its Israeli employees is calculated pursuant to Israel’s Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment as of the balance sheet date. Employees are entitled to one month’s salary for each year of employment or a portion thereof. The Company’s liability for all of its employees in Israel is fully provided for by monthly deposits with insurance policies and by the Company’s severance pay accrual. The value of these policies is recorded as an asset on the Company’s balance sheet.

The deposited funds for the Company’s Israeli employees include profits accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to Israel’s Severance Pay Law or labor agreements. The value of the deposited funds is based on the cash surrender value of these policies, and includes immaterial profits.

Severance expenses for the years ended December 31, 2009, 2010 and 2011 amounted to approximately $83, $97 and $92 respectively.

Sale of receivables:

From time to time, the Company sells certain of its accounts receivable to financial institutions, within the normal course of business. Where such sales constitute a true sale, as determined in ASC Topic 860 (“Transfers and Servicing”), the relevant receivable is derecognized and cash recorded. Where receivables are sold and the transfer of the rights to future cash receipts are related to underlying sales transactions for which the revenue has not been recognized but is ultimately expected to be recognized, the receivable is not derecognized and a liability is recorded as deferred revenue until the liability is discharged through the recognition of the revenue.

The balance of sold receivables amounted to approximately $93 and $166 as of December 31, 2010 and 2011, respectively. Sales of accounts receivable, related to transactions for which revenue has been recognized, amounted to $45 and $45 as of December 31, 2010 and 2011, respectively, and sales of accounts receivable, related to an annual renewal of support and maintenance transactions for which the revenue has been recorded as deferred revenue and is ultimately expected to be recognized as revenue, amounted to $48 and $121 as of December 31, 2010 and 2011, respectively.

The Company pays factoring fees associated with the sale of receivables based on the dollar value of the receivables sold and the time of payment. Such fees, which are considered to be primarily related to the Company’s financing activities, are included in financial expenses, net in the statements of operations.

Fair value of financial instruments:

The following methods and assumptions were used by the Company and its subsidiaries in estimating their fair value disclosures for financial instruments:

The carrying amount reported in the balance sheet for cash and cash equivalents, trade receivables, unbilled receivables, other accounts receivable, short-term bank credit, current portion of debt, trade payables and other accounts payable approximates their fair values due to the short-term maturity of such instruments. The carrying amount reported in the balance sheet for long-term receivable approximates its fair value, considering the interest rates charged and the security received in connection with the receivable.

The carrying amount of the Company’s borrowings under its long- term debt and convertible debt approximates fair value because the interest rates on the instruments fluctuate due to variable rates of interest or represent borrowing rates that are also available in the market on similar terms.

Reclassification:

Certain prior period amounts have been reclassified to conform to the current period presentation.

Impact of recently issued accounting standards:

In September 2011, FASB issued a revised accounting standard update intended to simplify how an entity tests goodwill for impairment. The amendment will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. An entity no longer will be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. This accounting standard update will be effective for the Company beginning January 1, 2012 and early adoption is permitted. The Company did not elect to adopt it early and does not expect that the adoption of this new guidance will have a material impact on its financial statements.

In June 2011, FASB issued guidance to require an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The guidance eliminates the option to present the components of other comprehensive income as part of the statement of equity. The guidance is effective for interim and annual periods beginning after December 15, 2011. In December 2011, FASB indefinitely deferred certain provisions of this guidance. The Company does not expect that the adoption of this new guidance will have a material impact on its financial statements.

In May 2011, FASB issued guidance to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. The guidance changes certain fair value measurement principles and enhances the disclosure requirements, particularly for Level 3 fair value measurements, and will become effective for the Company beginning January 1, 2012. The Company does not expect that the adoption of this new guidance will have a material impact on its financial statements.